SETTLEMENT AGREEMENT

Parties: STEVE MCKENDRY, Trustee of the McKendry Enterprises, Inc. Profit Sharing Plan and Retirement Trust ("Plaintiff")
ROYAL MINES & MINERALS CORPORATION ("Defendant")

Date: October 22, 2014

The parties agree that they have reached a settlement of the lawsuit captioned as *Steve McKendry v. Royal Mines & Minerals Corporation*, Maricopa County Superior Court case number CV2013-012436.

The following are the core terms of the settlement between the above parties:

1. $70,000 payable from Defendant to Plaintiff as follows: $5,000 on or before November 24, 2014; $5,000 payable 90 days thereafter; 6 (six) payments of $7,000 due every 90 days thereafter; 2 (two) $9,000 payments due every 90 days thereafter. Each payment shall have a 3 day cure/grace period. Any late payment will trigger a default and immediate recordation/enforcement of judgment.

2. Payment secured by a judgment for $78,968.88 plus actual attorney's fees incurred by Plaintiff to date, plus any further attorney's fees to be incurred in relation to enforcement and/or execution. The judgment shall not be recorded or executed unless Defendant defaults on payment obligations.

3. The attorneys for Plaintiff shall draft a final settlement agreement that includes these terms, mutual releases, and any other terms necessary for final settlement.

4. In the event there is any dispute between the parties as to the proper or essential terms of the final agreement or release, the parties agree that Michael R. Ross shall arbitrate any disputes and make any final determinations as to the form of the agreement. That determination shall not be subject to appeal.

6. This memorandum of settlement is a binding and enforceable agreement and remains subject only to the execution of the final determinative settlement agreement or release to be drafted by the attorneys for the parties.

Signatures on the following page.

STEVE MCKENDRY
("Plaintiff")

ROYAL MINES & MINERALS CORPORATION

By:____________________________
Its:____________________________
("Defendant")

Approved as to form:

Robert Mitchell, Esq.
Counsel for Plaintiff

G. Gregory Eagleburger, Esq.
Counsel for Defendant

Michael R. Ross
Judge Pro Tem
4457473v1/799-1487

STEVE MCKENDRY
("Plaintiff")

ROYAL MINES & MINERALS CORPORATION

By:______________________________
Its: PRESIDENT.
("Defendant")

Approved as to form:

Robert Mitchell, Esq.
Counsel for Plaintiff

G. Gregory Eagleburger, Esq.
Counsel for Defendant

Michael R. Ross
Judge Pro Tem
4457473v1/799-1487